Exhibit 99.1

NEWS RELEASE

Seventy Seven Energy Inc. Announces

Meeting Date for Special Meeting Regarding Merger with

Patterson-UTI Energy, Inc.

OKLAHOMA CITY–March 22, 2017. SEVENTY SEVEN ENERGY INC. (“SSE”) announced today that it will hold a special meeting of its stockholders in connection with the proposed merger with Patterson-UTI Energy, Inc. (“Patterson UTI”) on April 20, 2017 at 9:00 a.m. Central Time, at SSE’s offices at 777 N.W. 63rd Street, Oklahoma City, Oklahoma 73116. At the special meeting, SSE’s stockholders will consider and vote upon (i) the proposal to adopt the previously announced Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 12, 2016, by and among SSE, Patterson-UTI Energy, Inc., and Pyramid Merger Sub, Inc. (the “Merger Agreement Adoption Proposal”), (ii) the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to SSE’s named executive officers in connection with the merger contemplated by the Merger Agreement and (iii) a proposal to approve the adjournment of SSE’s special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Merger Agreement Adoption Proposal.

SSE’s stockholders of record at the close of business on February 22, 2017, will be entitled to receive notice of the special meeting and to vote at the special meeting.

About Seventy Seven Energy Inc.

Headquartered in Oklahoma City, SSE provides a wide range of wellsite services and equipment to U.S. land-based exploration and production customers. SSE’s services include drilling, hydraulic fracturing and oilfield rentals and its operations are geographically diversified across many of the most active oil and natural gas plays in the onshore U.S., including the Anadarko and Permian basins and the Eagle Ford, Haynesville, Marcellus, Niobrara and Utica shales.

Important Information for Investors and Stockholders

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The acquisition by Patterson-UTI of SSE in an all-stock transaction (the “proposed transaction”) will be submitted to the stockholders of each of Patterson-UTI and SSE for their consideration. Patterson-UTI has filed a Registration Statement on Form S-4 that includes a prospectus and proxy statement jointly prepared by Patterson-UTI and SSE. SSE and Patterson-UTI may also file other documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about SSE and Patterson-UTI once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI will be available free of charge on Patterson-UTI’s website at www.patenergy.com under the tab “Investors” and then through the link titled “SEC Filings” or by contacting Patterson-UTI’s Investor Relations Department by email at investrelations@patenergy.com, or by phone at (281) 765-7100. Copies of the documents filed with the SEC by SSE will be available free of charge on SSE’s website at www.77nrg.com under the tab “Investors” and then through the link titled “SEC Filings” or by contacting SSE’s Investor Relations Department at IR@77nrg.com, or by phone at (405) 608-7730.

Participants in the Solicitation

Patterson-UTI, SSE and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Patterson-UTI in connection with the proposed transaction. Information about the directors and executive officers of Patterson-UTI is set forth in the 2016 Annual Report on Form 10-K/A for Patterson-UTI, which was filed with the SEC on March 13, 2017. Information about the directors and executive officers of SSE is set forth in the 2015 Annual Report on Form 10-K/A for SSE, which was filed with the SEC on April 29, 2016 and the Current Report on Form 8-K for SSE, which was filed with the SEC on August 1, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI’s current beliefs, expectations or intentions regarding future events. Words such as “anticipate,” “believe,” “budgeted,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “project,” “pursue,” “should,” “strategy,” “target,” or “will,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and services, future financial performance and operating results and any other statements regarding Patterson-UTI’s and SSE’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI’s or SSE’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Patterson-UTI’s or SSE’s stockholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Patterson-UTI and SSE following the consummation of the proposed transaction; the effects of the business combination of Patterson-UTI and SSE following the consummation of the proposed transaction, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Patterson-UTI to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Patterson-UTI’s services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of land drilling rigs and pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; weather; decline in, and ability to realize, backlog; equipment specialization and new technologies; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; governmental regulation; product liability; legal proceedings; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI’s and SSE’s SEC filings. Patterson-UTI’s filings may be obtained by contacting Patterson-UTI or the SEC or through Patterson-UTI’s web site at http://www.patenergy.com or through the SEC’s Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. SSE’s filings may be obtained by contacting SSE or the SEC or through SSE’s web site at www.77nrg.com or through EDGAR. Patterson-UTI and SSE undertake no obligation to publicly update or revise any forward-looking statement.

Media Contact:

Seventy Seven Energy Inc.

Bob Jarvis, 405-608-7777

Investor Relations

IR@77nrg.com

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